Exhibit 99.2

 First Quarter 2021Earnings Presentation  April 22, 2021

 FORWARD LOOKING STATEMENTS  This presentation and statements by the Company’s management contains “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward looking statements can be identified by words such as “anticipated,” “expects,” “intends,” “believes,” “may,” “likely,” “will,” “look forward” or other statements that indicate future periods. Such statements include, without limitation, statements regarding management’s predictions or expectations about future economic conditions, statements about the Company’s business or financial performance, as well as management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties which change over time and other factors which could cause actual results to differ materially from those currently anticipated. These risks and uncertainties include, but are not limited to: the impact of the global COVID-19 pandemic on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the United States economy (including, without limitation, the CARES Act and the Consolidated Appropriations Act, 2021), and the resulting effect of these items on our operations, liquidity and capital position, and on the financial condition of the Company’s borrowers and other customers; conditions in the financial markets and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas, including the effects of declines in housing markets, an increase in unemployment levels and slowdowns in economic growth; the Company’s level of nonperforming assets and the costs associated with resolving problem loans including litigation and other costs; the potential inability to replace income lost from exiting our mortgage banking activities with new revenues; the impact of changes in interest rates; credit quality and strength of underlying collateral; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial and industrial loans in the Company’s loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of the Company’s operations and potential expenses associated with complying with such regulations; possible additional loan losses and impairment of the collectability of loans; the Company’s ability to comply with applicable capital and liquidity requirements; any further impairment of the Company’s goodwill or other intangible assets; losses resulting from pending or potential litigation claims may exceed amounts accrued with respect to such matters; system failure or cybersecurity breaches of the Company’s network security; the Company’s ability to recruit and retain key employees; the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and man-made disasters including terrorist attacks; the effects of any reputation, credit, interest rate, market, operational, legal, liquidity, regulatory and compliance risk resulting from developments related to any of the risks discussed above; and other risks and uncertainties. Additional risks and uncertainties are contained in the “Risk Factors” and forward-looking statements disclosure in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The inclusion of this forward-looking information should not be construed as a representation by us or any person that future events, plans, or expectations contemplated by us will be achieved. Forward-looking statements are as of the date they are made, and the Company does not undertake to update any forward-looking statement, whether written or oral, whether as a result of new information, future events, or otherwise, except as required by law.  2

 NON-GAAP INFORMATION  This presentation contains references to financial measures that are not defined in generally accepted accounting principles (“GAAP”). Such non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non-GAAP financial measures that we discuss in this press release may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures we have discussed in this press release when comparing such non-GAAP financial measures.The Company considers the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. The Company believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results. We believe these measures provide investors with information regarding balance sheet profitability, and we believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods.The Company has excluded the after tax impact of its former mortgage banking activities, the goodwill impairment charge, and certain other items, as well as the income tax benefit of the change in net operating loss carryback rules as a result of the CARES Act. A reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent is included in the Appendix of this presentation.  3

INVESTMENT VALUE THESIS

- Unique positioning in the Greater Baltimore - Washington Metropolitan market as largest locally-owned bank headquartered in Baltimore and 3rd largest bank headquartered in Maryland; allows us to continue to attract talent and the portfolios that come with talent
- Recent successful talent acquisition expands our presence and opportunities in the Greater Washington market
- Commercial focus has resulted in strong loan origination volumes during the last two quarters and a growing commercial pipeline provides optimism for sustainable strong loan growth in the future
- High-quality core deposit franchise provides a stable source of low-cost funding
- Ability to stabilize net interest margin despite loan yield compression, through fixed rate loan portfolio and decreasing funding costs
- Disciplined expense management through process improvement and reallocation of resources
- Strong EPS and PPNR growth, combined with additions to ALLL and strong asset quality trends, expected to protect us from economic uncertainty

HOWARD BANCORP
4

 WHY GREATER WASHINGTON?  5  High level of commercial and consumer activitySuperior demographics and wealthLarge totally addressable market creates opportunity for us

 QUARTERLY HIGHLIGHTS  (1) “PPNR,” “Tangible book value per share,” and “Core Earnings” metrics are non-GAAP financial measures. See the GAAP to non-GAAP Reconciliation at the end of this presentation for more details.  6  EPS growth rate:vs Q4 ‘20 - 38%vs Q1 ’20 – 83%  EPS growth rate:vs Q4 ‘20 – 14% vs Q1 ’20 – 136%  Q1’21 saw a large decrease in accumulated other comprehensive income (“AOCI”) (unrealized securities gains / losses, net of tax):vs Q4’20 $(0.45)vs Q1’20 $(0.51)

 EARNINGS SNAPSHOT  (1) “(PPNR)” and “Core Net Income and EPS” metrics are non-GAAP financial measures.See the GAAP to non-GAAP Reconciliation at the end of this presentation for more details.  7  EPS growth rate:VS Q4 ‘20 - 38%VS Q1 ’20 – 83%  EPS growth rate:VS Q4 ‘20 – 14% VS Q1 ’20 – 136%

 PROFITABILITY MEASURES  (1) “PPNR,” “Tangible Return on Average Tangible Equity,” “Tangible Return on Average Tangible Assets,” and all “Core” metrics are non-GAAP financial measures. See the GAAP to non-GAAP Reconciliation at the end of this presentation for more details.  8  All ratios with the exception of the efficiency ratio are expressed on an annualized basis

 SBA PAYCHECK PROTECTION PROGRAM  9  PPP Round 3…Applications pending approval as of 3/31/2021 – 49 totaling $4.2MAdditional loans funded through 4/16/2021 - 13 loans / $1.8MApplications pending approval as of 4/16/2021 - 44 totaling $4.3M  Forgiveness update:All forgiveness to date is for 2020 originationsAs of 4/16/2021, an additional 66 loans were forgiven totaling $7.2 million (“M”)As of 4/16/2021, 57.5% of loans and 48.5% of balances have been forgiven   Financial highlights…Total PPP originations from inception to 3/31/2021 - $296.7M / 1,610 loansOutstanding book balance at 3/31/2021 - $201.6MPretax income of $2.1M in Q1 ’21 / $1.7M in Q4 ’20  Net processing fees are being deferred and amortized over the contractual term with acceleration upon forgivenessUnaccreted net deferred fees of $4.8M at 3/31/2021 ($1.6M from 2020 originations / $3.2M from 2021 originations)

 LOAN PORTFOLIO COMPOSITION  70% of total portfolio loans (which excludes PPP loans) are commercial which is consistent with successful differentiated market positioningCommercial loan volumes up; new loan acquisition still occurring with strong clientsResidential loan balances flat due to exit of mortgage banking activities, with loan purchases offsetting high portfolio runoff (due to historically low mortgage market rates)  “Portfolio loans,” which exclude PPP loans, is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  10

COMMERCIAL LENDING GROWTH

Excluding PPP, the Commercial lending portfolios (Construction / Land, CRE and C&I) have seen two consecutive quarters of strong new loan volumes



12.4% annualized
Q1 '21 growth rate
$ in thousands
$1,300
$1,280
$1,260
$1,240
$1,220
$1,200
$1,180
$1,160
$1,140
$1,120
$1,100
+7.4%
+1.1%
+6.2%
+3.1%
$1,180
$87
$74
$1,193
$74
$38
$1,230
9/30/20
New Loans
Paydowns
12/31/20
New Loans
Paydowns
3/31/21

- $161M of new loans during the last two quarters (13.6% of 9/30/2020 balance)
- Net commercial loan growth of $37M, or 3.1%, in Q1 '21 (12.4% annualized)
- Future pipeline is strong and, combined with expected increased line utilization, should lead to sustainable commercial lending growth through the remainder of 2021

Commercial Line Usage as % of Total Commitment



55%
50%
45%
40%
35%
30%
46.1%
48.7%
41.6%
42.1%
34.2%
35.7%
12/19
3/20
6/20
9/20
12/20
3/21

- Higher 3/31/2021 line utilization was the result of Q1'21 originations with 43.9% utilization
- Line utilization down ~10% from 12/2019
- While improving, line utilization remains below pre-COVID levels due to higher borrower liquidity

HOWARD BANCORP
11

 Potential highly impacted loan sectors remain unchanged since they were initially identified at March 31, 2020Deferrals of loans within potentially highly impacted loan sectors as of April 16, 2021 represent 63% of total commercial / CRE loan deferralsTotal SBA PPP relief represented 23% of total PPP loans originatedDe minimis exposure to Energy, Travel, Transportation & Aerospace, Trucking  POTENTIALLY HIGHLY IMPACTED LOAN SECTORS  Loan balances are expressed as a % of respective quarter-end “Portfolio loans,” which exclude PPP loans, and is a non-GAAP measure.See the reconciliation of GAAP to non-GAAP in the Appendix.  12  The following table presents the industry segments within our loan portfolio that may be most highly impacted by COVID-19. Loan balances are at March 31, 2021; loan deferral balances are as of both March 31 and April 16, 2021; PPP balances are total originations since inception of program:  (1) ”NPL” denotes nonperforming loans

POTENTIALLY HIGHLY IMPACTED LOAN SECTORS

Hotels	Restaurants & Caterers	Nursing and Residential Care	CRE Retail
• Seasoned operators • No conference reliance • No dependence on air or business travel • Limited restaurants • No destination properties • Primarily drive-up hotels • All are reopened • 14 loans / 10 properties • Total loan balance - $60.6M • Average loan size - $4.3M	• 66 loans • Total loan balance - $27.1M • Average loan size - $0.4M	• Balance distribution: o Assisted living - 84% o Disability, Mental Health, and Substance Abuse - 16% • 16 loans • Total loan balance - $39.8M • Average loan size - $2.5M	• Generally grocery store anchored or service-driven non-grocery store anchored • No malls or big box stores • 65 loans • Total loan balance - $110.3M • Average loan size - $1.7M

HOWARD BANCORP

13

 LOAN DEFERRALS   Deferral Trend     Deferrals are expressed as a % of respective quarter-end “Portfolio loans,” which exclude PPP loans, and is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  14

 LOAN DEFERRALS (continued)  Deferrals are expressed as a % of respective qtr-end “Portfolio loans,” which exclude PPP loans, and is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  15  This table provides additional detail on loan deferrals from 10/23/2020 (Q3’20 investor presentation) to 4/16/2021 4/16/2021 deferrals are down from 12/31/2020 level but higher than 1/22/2021Consumer deferrals are insignificant, dropping from $1.6M at 10/23/2020 to $0.1M at 4/16/2021Second deferrals (as defined in note (1) in the table) represent 51% of total 4/16/2021 deferrals / 1.6% of total portfolio loansIn addition, $15.7M (57%) of second deferrals are in the form of full payment deferrals at 4/16/2021 Second deferrals for loans included in our “potentially highly impacted loan sectors” (“PHI”) were $34.4M at 4/16/2021 and represent 63% of total deferralsOverall, full payment deferrals represent 36% of total deferrals at 4/16/2021, down from 12/31/2020 and 1/22/2021 levels

 ASSET QUALITY TRENDS  16  Classified Loans as % Total Loans  Nonperforming Assets as % Total Assets   Accruing 30+ Days Past Due as % Total Loans  “Classified loans” are the total of substandard, doubtful and loss rated loans.Loans rated as special mention totaled $5.3M (0.27% of total loans), $22.2M (1.19% of total loans), $29.8M (1.58% of total loans) and $14.0M (0.74% of total loans) as of 3/31/2021, 12/31/2020, 9/30/2020 and 6/30/2020, respectively.There were no loans rated as special mention as of 3/31/2021.

 ASSET QUALITY TRENDS (continued)  “Portfolio loans,” which exclude PPP loans, is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  Allowance as % of Nonperforming Loans (%)  Allowance as % of Loans  17  Allowance + FV Marks as % of Portfolio Loans  Net Charge-Offs (annualized) as % Average Loans

 INCREASED ALLOWANCE FOR LOAN LOSSES  Personal loans consist of residential mortgages, home equity and consumer loans.  18  Allowance by Loan Type as % of Portfolio Loan Type    3/31/2021 allowance for loan and lease losses (“ALLL”) of $18.4M, down $0.8M from 12/31/2020 and up $8.0M since 12/31/2019Net charge-offs of $1.8M for Q1‘21Q1’21 provision for loan losses of $1.0MRolling average historical loss rates have continued to decline since Q4’19:Q4‘19 0.29% | Q1’20: 0.25% | Q2’20: 0.20% |Q3’20: 0.19% | Q4’20: 0.19% | Q1’21 0.14% The specific allocation of $894 thousand (“K”) included in the 12/31/2020 ALLL was reversed at 3/31/2021 with a $677K charge-off recorded on the applicable loans in Q1’21Other than specific allocations at both 12/31/2020 and 2019, ALLL increased since 12/31/2019 solely through qualitative factors, with 3/31/2021 general ALLL:vs 12/31/2020 -3 BP from 1.08% to 1.05% vs 3/31/2020 +29 BP from 0.76% to 1.05%vs 12/31/2019 +48 BP from 0.57% to 1.05%While loan deferrals and PPP loans reduce short-term risks in the portfolio, we anticipate future:Potential additional risk rating downgradesPotential increases in charge-offs

 CAPITAL POSITION  Regulatory capital ratios exceeded all well-capitalized standards:Tier 1 leverage ratio of 9.53% (up from 9.26% prior quarter)CET1 and Tier 1 capital ratios of 12.06% (up from 11.83% prior quarter)Total capital ratio of 14.47% (up from 14.32% prior quarter)Recorded goodwill impairment charge of $34.5M in Q2’20Rapid increase in market interest rates resulted in an $8.5M after tax decrease in the fair value of AFS securities reflected in our AOCI in Q1’21  19  “Tangible Book Value” is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.

LOAN YIELDS & DEPOSIT RATE TRENDS

- Loan yield down 55 bps from Q4‘19 (ex. PPP loans)
- Good mix of fixed rate loans partially mitigates the rate of decline in loan yields
- Dramatic drop in quarterly average market rates since Q4’19
- Average rate on interest-bearing non-maturity deposits down 54 bps from Q4‘19 and down 2 bps from Q4’20
- Average rate on customer CDs down 112 bps from Q4‘19 and down 44 bps from Q4’20
    - Average rate should continue a downward trend in 2021 as maturing higher rate CDs are repriced at lower market rates (to 0.55% in Q2’21)
- We expect our cost of funds (inc. DDA) to drop from 0.28 in Q1‘21 to approx. 0.25% in Q2 / Q3’21



Deposit Rates & Quarterly Avg Interest Rates
2.00%
1.50%
1.00%
0.50%
0.00%
Customer CD's 1.90%
10 Yr Treasury 1.80%
1 Mth LIBOR 1.79%
Effective FF 1.65%
Int-Bearing Non-Mat Deposits 0.60%
10 Yr Treasury 1.30%
Customer CD's 0.78%
1 Mth LIBOR, 0.12%
Effective FF 0.08%
Int-Bearing Non-Mat Deposits 0.06%
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21



Loan Yields & Quarterly Avg Interest Rates
6%
5%
4%
3%
2%
1%
0%
Prime 4.83%
Portfolio Loans 4.70%
Total Loans 4.22%
Portfolio Loans 4.15%
Prime 3.25%
10 Yr Treasury 1.80%
1 Mth LIBOR 1.79%
Effective FF, 1.65%
10 Yr Treasury 1.30%
1 Mth LIBOR 0.12%
Effective FF 0.08%
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

“Portfolio loans,” which exclude PPP loans, is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.

HOWARD BANCORP
20

NET INTEREST INCOME (NII), NET INTEREST MARGIN (NIM) & OPERATING NIM

- Lower rates led to a decrease in interest expense which more than offset the reduction in interest income from Q4'20 to Q1'21
- Mix of fixed rate loan assets and high percentage of low cost transaction deposits provides protection against declining rates
- Q1'21 NIM increased 4 bps vs. Q4'20
  - +9 bps due to decrease in cost of interest-bearing liabilities
  - -4 bps due to decrease in earning asset yields
  - -3 bps effect of non-interest-bearing funds
  - +2 bps - other
- The following table presents the impact of PPP and fair value accretion ("FV") on NIM:

	1Q '20	2Q '20	3Q '20	4Q '20	1Q '21
NIM as reported	3.34 %	3.22 %	3.15 %	3.39 %	3.43 %
PPP	0.00	0.07	0.09	(0.02)	(0.09)
FV	(0.05)	(0.09)	(0.10)	(0.16)	(0.14)
Operating NIM	3.29 %	3.20 %	3.14 %	3.21 %	3.20 %


NII, NIM & Operating NIM
($ in millions)
$20
$16
$12
$8
$4
$0
$17.5
$18.1
$18.3
$19.7
$19.7
3.34%
3.22%
3.15%
3.39%
3.43%
3.29%
3.20%
3.14%
3.21%
3.20%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
NII
NIM
Operating NIM


Yields & Rates
5%
4%
3%
2%
1%
0%
4.58%
Portfolio Loans
4.15%
2.52%
Other Earning Assets (Ex PPP)
1.43%
1.21%
Int-Bearing Liabs (IBL)
0.93%
IBL+Demand Deps
0.41%
0.77%
Total Deposits
0.28%
0.14%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21

"Portfolio loans," which exclude PPP loans, and "Operating NIM," which excludes accretion of FV marks and NII from PPP loans, are non-GAAP measures. See the reconciliation of GAAP to non-GAAP in the Appendix.

HOWARD BANCORP
21

 DEPOSIT COMPOSITION & TRENDS  Transaction deposits now 47% of total depositsQ1’21 cost of deposits 14 bps vs. 23 bps in Q4‘20Demand deposits increased by $56M from December 2020 to March 2021 Savings & MMKT up by $40M and customer CDs down by $38M from December 2020 to March 2021The increases in customer deposits allowed us to decrease our utilization of institutional deposits  22

PATH TO ENHANCING SHAREHOLDER VALUE

Seize opportunity to acquire top talent	• Continue to leverage locally unique brand position in a down cycle • Leverage heightened brand awareness as THE local option in an environment of industry disruption, industry consolidation and industry distraction • 20+ % increase in Business Development staff in the last 120 days / approximately 20% of commercial bankers are now focused on the Greater Washington market
Grow loans and revenue	• Leverage transaction account strengths with treasury management fees, Strategy Corps partnership, recovering interchange fees • Continue hiring of top talent • New hires in Greater Washington market provides compelling opportunity to ramp up and steal market share
Continue to stabilize margin	• Continue successful focus on lowering funding costs through valuing and seeking transaction accounts in a market where they are being taken for granted • Continue to mitigate headwinds through selectively grown, efficiently sourced higher yielding niche portfolio loans - marine lending and home improvement - through partnerships rather than direct sales staff • Offset residential mortgage run off with additional investor /correspondent banking partnerships
Control noninterest expenses	• Continue to manage costs by keeping non-Greater Washington market expenses flat through resource re-allocation (branch optimization, digital investments in information systems and decision tools) • Continue to explore Fintech relationships to enhance revenue streams, information systems and decision tools and improve internal processes – including AI and RPA implementations

HOWARD BANCORP
23

APPENDIX

 QUARTERLY FINANCIAL PERFORMANCE  25

 26  QUARTERLY FINANCIAL PERFORMANCE (continued)

 QUARTERLY EARNING ASSET YIELDS  27

 QUARTERLY FUNDING RATES & NIM  28

 GAAP TO NON-GAAP RECONCILIATION  29

 GAAP TO NON-GAAP RECONCILIATION (continued)   30

 GAAP TO NON-GAAP RECONCILIATION (continued)  31

 GAAP TO NON-GAAP RECONCILIATION (continued)  32

 GAAP TO NON-GAAP RECONCILIATION (continued)  33

 GAAP TO NON-GAAP RECONCILIATION (continued)  34

 GAAP TO NON-GAAP RECONCILIATION (continued)  35

 GAAP TO NON-GAAP RECONCILIATION (continued)  36

 GAAP TO NON-GAAP RECONCILIATION (continued)  37

 38  GAAP TO NON-GAAP RECONCILIATION (continued)

 39  GAAP TO NON-GAAP RECONCILIATION (continued)

 40  GAAP TO NON-GAAP RECONCILIATION (continued)

 41  GAAP TO NON-GAAP RECONCILIATION (continued)